CONSOLIDATED BALANCE SHEETS	Dec. 31, 2024 USD ($)
Current assets:
Cash and cash equivalents	$ 2,081,086
Unbilled revenue	11,939
Prepaid expenses and other current assets	49,477
Total current assets	2,142,502
Property and equipment, net	5,401
Total assets	2,147,903
Current liabilities:
Accounts payable	974
Accrued expenses and other current liabilities	203,605
Grant advance	47,540
Total current liabilities	252,119
SAFE liability, fair value	3,965,000
Total liabilities	4,217,119
Shareholders' deficit
Common stock, par value $0.00001 per share; 25,000,000 shares authorized; 1,410,975 shares issued and 911,255 and 558,511 outstanding at December 31, 2025 and 2024, respectively	6
Additional paid-in capital	1,207
Accumulated other comprehensive loss	(609)
Accumulated deficit	(2,069,820)
Total shareholders' equity (deficit)	(2,069,216)
Total liabilities, convertible preferred stock and shareholders' equity (deficit)	$ 2,147,903